UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 15, 2023
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OWLET, INC.
(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-39516	85-1615012
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 North Ashton Boulevard, Suite 300 Lehi, Utah	84043
(Address of principal executive offices)	(Zip Code)
(844) 334-5330
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	OWLT	New York Stock Exchange
Warrants to purchase Class A Common Stock	OWLT WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 15, 2023, Owlet, Inc. (the “Company”) received notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) that the NYSE had halted trading in the Company’s warrants originally issued when the Company was a special purpose acquisition company called “Sandbridge Acquisition Corporation” (the “Warrants”). Each Warrant is presently exercisable for one share of the Company’s Class A common stock at an exercise price per share of $11.50, ticker symbol OWLT.WS. The trading halt of the Warrants on the NYSE was due to the low trading price of the Warrants.

On June 16, 2023, the NYSE provided written notice to the Company and publicly announced that NYSE Regulation has determined to commence proceedings to delist the Warrants and that the Warrants are no longer suitable for listing based on “abnormally low” price levels, pursuant to Section 802.01D of the NYSE Listed Company Manual. To effect the delisting, the NYSE will apply to the Securities and Exchange Commission to delist the Warrants pending completion of applicable procedures. The Company does not intend to appeal the NYSE’s determination.

Trading in the Company’s Class A common stock, ticker symbol OWLT, will continue on the NYSE and is unaffected by this action.
Item 8.01. Other Events.

On June 20, 2023, the Company announced clearance from the U.S. Food and Drug Administration of BabySat™, the first medical pulse-oximetry device featuring the Company’s wire-free sock design. BabySat will be available in the U.S. only and is targeted to launch later this year.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). Forward-looking statements generally relate to future events, such as the Company’s plan to notify the NYSE of its intent to cure the continued listing requirement deficiencies and any potential plans to cure the deficiencies. Forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. For all such forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. The Company’s actual results, performance or achievements may differ materially from any future results, performance or achievements expressed or implied by our forward-looking statements.

Many important factors could affect the Company’s future results and cause those results to differ materially from those expressed in or implied by the Company’s forward-looking statements. Such factors include, but are not limited to, the Company’s ability to regain compliance with the continued listing standards of the NYSE as set forth in Sections 802.01B and 802.01C of the NYSE Listed Company Manual within the applicable cure period, the Company’s ability to continue to comply with applicable listing standards of the NYSE, and the other factors under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and in other filings that the Company has made and may make with the SEC in the future. All of the forward-looking statements made in this Current Report on Form 8-K are qualified in their entirety by the cautionary statements contained or referred to above. Except as required by federal securities laws, the Company assumes no obligation to update any forward-looking statements after the date of this Current Report on Form 8-K, whether as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owlet, Inc.

Date: June 22, 2023	By:	/s/ Kathryn R. Scolnick
	Name:	Kathryn R. Scolnick
	Title:	Chief Financial Officer